[PHOTOGRAPH]




Gabelli
Gold
Fund,
Inc.




                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1995

                             Gabelli Gold Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                              Annual Report - 1995

To Our Shareholders:

      1995 was a disappointing year for gold investors. Despite improving fundamentals, the gold price traded for most of the year a few dollars on either side of $385 per ounce. Largely due to the strength of Wall Street, the larger, North American gold shares appreciated modestly during 1995, but the gold share markets in Australia and South Africa actually declined.

      For the fourth quarter of 1995 the Fund's net asset value declined by 7.0%. This compares with a fall of 5.6% for the average gold fund monitored by Lipper Analytical Services, Inc. For the twelve-month period ended December 31, 1995, the Fund appreciated by 3.1% versus the 4.8% decrease in the average gold fund tracked by Lipper. The Fund's total return from inception on July 11, 1994 through December 31, 1995, was 14.1%, which equates to an average annual return of 9.3%. On December 31, 1995 our shareholder base was 1,865 and net assets of the Fund were $14.5 million.

INVESTMENT RESULTS (a)
---------------------------------------------------------------------------------------------------------------------------
                                                                   Quarter
                                                  -------------------------------------------
                                                    1st         2nd         3rd          4th         Year
                                                    ---         ---         ---          ---         ----
1995:     Net Asset Value ....................    $11.00     $11.96       $12.27       $11.41       $11.41
          Total Return .......................     (0.6)%      8.7%         2.6%        (7.0)%        3.1%
---------------------------------------------------------------------------------------------------------------------------
1994:     Net Asset Value ....................     --         --          $12.37       $11.07       $11.07
          Total Return .......................     --         --           23.7%(b)    (10.5)%       10.7%(b)
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 Average Annual Returns - December 31, 1995 (a)
                 ----------------------------------------------
                 1 Year ..............................    3.1%
                 Life of Fund(b) .....................    9.3%
--------------------------------------------------------------------------------

(a) Total returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.

(b) From commencement of operations on July 11, 1994.

Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of world-wide economic, financial and political factors.

      Although the gold price rose marginally during the fourth quarter to end the year at $386.75 per ounce, both the silver and platinum prices fell by more than 5% during the fourth quarter. The Philadelphia Gold and Silver Index declined 3.0% and the South African Gold Share Index fell over 10% during the quarter.

Our Investment Objective

      The Fund's objective is to obtain long-term capital appreciation by investing in the equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GOLD FUND, PHILADELPHIA GOLD & SILVER INDEX
                            AND THE LIPPER GOLD INDEX

 [The following table is represented by a line chart in the printed material.]

  Date             Gold Fund           Philadelphia Index          Lipper Gold
  ----             ---------           ------------------          -----------
 7/11/94            $10,000                  $10,000                  $10,000
12/31/94            $11,070                  $ 9,940                  $10,040
12/31/95            $11,410                  $10,994                  $ 9,554

Our Approach

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

Global Allocation

      The chart at the right presents the Fund's holdings by geographic region as of December 31, 1995. The geographic allocation will change based on future global market conditions.

      Countries and/or regions or companies represented in the chart and below may or may not be included in the Fund's portfolio in the future.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/95

 [The following table was represented by a pie graph in the printed material.]

                    South Africa                       27.7%
                    North America                      54.0%
                    Australia                          13.1%
                    South America                       2.3%
                    Cash                                1.0%
                    Europe                              1.9%

Commentary

      We have commented on a number of occasions about the growing gap between fabrication demand and mine supply. For example, in our last letter we reported on supply and demand trends for the first half of 1995 which showed demand up 21% and mine supply unchanged. Last week, Gold Fields Mineral Services released their preliminary figures for 1995. They estimate that total fabrication demand rose by 18% to 3,550 tonnes, a record high, while mine supply remained fixed at 2,268 tonnes. The deficit of well over 1,000 tonnes continues to be made good by producer and central bank sales.

      Producer sales (i.e. forward sales) are dependent upon central bank gold loans, about which there is a paucity of information. However, in late November the head of the Bank of England's foreign exchange division gave a speech commenting that the volume of central bank gold lent to the London Market had more than doubled in the past eighteen months. He also noted that central bank activity in the market was now almost entirely focused on providing liquidity for derivatives trading and opined that the capacity of the market to generate increasing amounts of new metal (gold) may be declining.

      We believe these comments are very significant and give credence to the view that huge and unsustainable borrowing of gold from central banks is filling the supply gap. At about the same time the lease rate which central banks charge the borrowing institution shot up to record levels, resulting in the gold price going into backwardation (when the spot price is higher than the price for future delivery) for the first time since 1974.

      The prime motivation for producers to sell forward is to garner the `contango', which is the difference between the forward price and the spot price. The contango can be roughly calculated by subtracting the lease rate from the interest rate over the period. In the past, the lease rate has averaged about 1%, but is now closer to 2.5%. In an environment of a flat or falling gold price, this has been a good strategy for gold companies to follow.

      If the ability or willingness of central banks to lend gold declines, lease rates could rise. Higher lease rates, combined with lower short-term interest rates, will reduce the contango and, with it, the motive for producers to sell forward. This would remove a large source of gold supply. Apart from forward sales by producers, outright sales of gold by central banks have also been a source of supply. In an environment of higher gold prices, central banks could turn out to be a source of demand for gold rather than supply.

      We believe that the global investment environment in 1996 may be supportive to increased investment demand for gold. Most major economies are experiencing slow economic growth with low inflation. Fiscal reflation is unlikely because governments are under pressure to reduce budget deficits. The other policy option, monetary easing, will increasingly be used with interest rates continuing to decline. Lower interest rates reduce the opportunity cost of owning gold and should result in increased investment demand. The gold price did not react to these conditions during the fourth quarter but, in early January, the price has moved ahead and has been testing the critical $400 per ounce level. Gold equities have responded to this move in the gold price and moved sharply higher.

      We believe that the portfolio is well-positioned to benefit from higher bullion prices. About 54% of the Fund is invested in North American gold companies with an emphasis on medium-sized growth companies. About 28% of the

Fund is invested in South Africa in gold companies whose earnings and reserve life are very sensitive to changes in the gold price and approximately 13% is invested in Australia.

      In each geographic area, we prefer companies which have not hedged their production. It is now very difficult to build a portfolio of totally unhedged producers in either North America or Australia. Even in South Africa, some mining finance houses have undertaken massive hedging programs but, in general, we have avoided those mines. Of course, any rally in gold equities will be followed by equity issues of capital hungry North American gold companies. This generally does not happen in the South African market.

      Finally, we expect the industry to continue to consolidate. For example, Homestake Mining Co., the parent company of our largest Australian holding, Homestake Australia, recently purchased the remaining shares it did not own. This is further evidence of the trend of North American companies seeking to raise their overseas exposure.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund's investments. Favorable EBITDA (earnings before interest, taxes, depreciation and amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Emperor Mines Limited (EMP. AX - $1.597 - Australian Stock Exchange) owns and operates a gold mine on Viti Leru which is the largest island in Fiji. Gold has been mined at this location since the 1930s and, over its life, the mine has produced approximately 5 million ounces. The company recently increased its total gold resource by over 30%, to 3.4 million ounces. This compares with production of about 130,000 ounces per year. Last September, new management took control of the company and we expect increased capital expenditures which will raise production and lower costs. Emperor is cheap relative to its reserve base and does not hedge its gold production.

Euro-Nevada Mining Corporation (EN.TO - $36.447 - Toronto Stock Exchange) is a sister company of Franco-Nevada and shares the same management. However, Euro-Nevada only invests in gold royalty properties. The company's flagship royalty properties are its 4% net smelter return and 5% net profits interest royalty on Barrick Gold's Meikle Mine in the Carlin Trend of Nevada. The company has assembled a portfolio of over forty gold royalty properties, of which ten are in production. Recently, the company purchased two royalties overseas: in Indonesia, at Mt. Muro, and in Australia, at Cadia Hill. At the end of September 1995, the company had working capital of $110 million and no debt.

GoldCorp Inc. (GA.TO - $11.813 - Toronto Stock Exchange) was created by way of reorganization at the end of March 1994. The reorganization combined the assets of GoldCorp, Dickenson, Goldquest and CSA Management. The company has three gold producing properties and two industrial mineral operations. We believe that the company has the potential to increase reserves and production at each of the three gold mines and production should rise from 125,000 ounces of gold in 1994 to well over 200,000 in 1997. The company's major asset, the Red Lake Mine, which is part of a major producing camp in Canada, should be able to increase production by 50,000 ounces following a $20 million capital outlay. The company has a strong balance sheet, with cash and short-term investments of $63 million and long-term debt of $12 million. GoldCorp is undervalued relative to other mid-sized producers and we expect the new management team to add significantly to shareholder value.

Kloof Gold Mining Company Ltd. (KLOFY - $9.438 - NASDAQ) is the fourth largest gold mine in South Africa with annual production of about 1.6 million ounces and cash costs of $250 per ounce. The mine is managed by Goldfields of South Africa, one of the largest mining finance companies in South Africa. The company has enough reserves to last for forty years mining at the current rate. Assuming the gold price remains unchanged, Kloof has a current yield of about 5%. Kloof has some high cost shafts and will benefit substantially from a higher gold price.

Newmont Mining Corporation (NEM - $45.25 - NYSE) is entering an extended period of high growth in gold production. Currently, Newmont has two producing properties, namely Carlin, in Nevada, and Yannacocha, in Peru. The former produces about 1.6 million ounces of gold annually and Yannacocha, of which Newmont owns 38%, will produce about 400,000 ounces in 1996. Yannacocha is one example of Newmont's recent overseas exploration success. During 1996, Newmont will produce gold from two more properties, located in Uzbekistan and Indonesia. We expect gold production to rise by 25% during the next three years. Continued good exploration and development news will likely result in Newmont doubling its production by the end of the decade.

Pegasus Gold Inc. (PGU - $13.919 - AMEX) is a medium-sized gold mining company based in Spokane, Washington. The Company produces gold from six mines, five of which are located in the United States and the other in Australia. Annual production for 1995 totaled about 530,000 ounces and management expects this to grow to over 725,000 ounces in 1998. This growth will come from the expansion of existing mines especially at Mt. Todd in Australia, in which the company increased its ownership in 1995 from 58% to 100%. Pegasus has a number of other projects under development or evaluation, of which the Pullalli project in Chile is probably the most interesting. A $150 million capital investment program has been approved and it is expected that the mine will open in late 1997, producing at an annual rate of 90,000 ounces per year.

The Pioneer Group Inc. (PIOG - $27.25 - NASDAQ), based in Boston, engages in two main businesses: asset management and gold mining. The company owns 90% of the Teberebie gold mine, which is Ghana's second largest mine. In 1995, production is expected to total 235,000 ounces, rising to over 400,000 ounces in 1998. At the end of August 1995, reserves at the mine totaled 9.2 million ounces which would support further mine expansions. Cash costs are about $200 per ounce, making Teberebie one of the most profitable gold mines in the world. Pioneer also operates a successful mutual fund business in the United States with $13.3 billion under management at September 30, 1995. The company has also invested in other natural resource businesses outside the United States. We expect management to seek a separate stock market listing for the company's gold assets.

Randgold and Exploration Company (RNGJ.J - $4.046 - Johannesburg Stock Exchange) is a South African mining and finance company which has interests in gold mining companies that are listed on the Johannesburg Stock Exchange. The company has three divisions: the gold division, which provides services for a fee to five managed mines; the finance division; and the exploration and new business division. In August, Randgold acquired First Wesgold Mining, and shareholders voted in a new board of directors. We believe that new management will be able to materially improve the profitability of the gold mining operations and realize the value of the exploration properties which are located in West Africa and South Africa. The Fund also has a holding in Harmony Gold Mining Company, which is managed by Randgold.

Stillwater Mining Ltd. (PGMS - $19.25 - NASDAQ) is the only U.S. producer of platinum and palladium, rare precious metals used in many industrial applications and in the jewelry industry. The largest use for platinum is in catalytic converters for the auto industry and about half of the supply of palladium is consumed in the production of electric components for personal computers and cellular telephones. Historically, the price of platinum has traded at a premium to the gold price. The Stillwater mine has proven and probable reserves of 18.0 million ounces of platinum and palladium. This is equivalent to more than 10 million ounces of gold. The mine life at the current rate of mining, is over 60 years and the company is currently undertaking an expansion program which will double production within two years. This will lower costs and improve profitability. Stillwater went public at the end of 1994 and raised the necessary funds to finance the mine expansion.

TVX Gold, Inc. (TVX - $7.052 - NYSE) is a mid-sized gold producer with six operating mines. Its largest mine is located in Chile and is a joint venture with Placer Dome called La Coipa. Their other mines are located in Brazil, Canada and the United States. The company has been very active in pursuing a growth strategy, which includes acquisitions and exploration. In particular, three new projects have the potential to add significantly to the company's value. In Canada, TVX has a 32% interest in the exciting Mussellwhite project. The Pachiatya property in Ecuador and the Kasperske deposit in the Czech Republic both have tremendous potential. These projects and other development work that the company is undertaking will probably result in a doubling of reserves between the end of 1993 and December 1996.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

Gabelli U.S. Treasury Money Market Fund

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read it carefully before you invest or send money.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GOLDX. Please call us during the day for further information.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1996.

                                             Sincerely,

                                             /s/  Caesar Bryan

                                             Caesar Bryan
                                             President and Portfolio Manager

January 31, 1996


--------------------------------------------------------------------------------

                                Top Ten Holdings
                                December 30, 1995
                                -----------------

 Stillwater Mining Ltd.                      Pioneer Group, Inc.
 Randgold and Exploration Company Ltd.       Euro-Nevada Mining Corp. Ltd.
 Pegasus Gold Inc.                           Newmont Mining Corporation
 Kloof Gold Mining Company Ltd.              TVX Gold, Inc.
 Gold Corp., Inc.                            Emperor Mines Ltd.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Gabelli Gold Fund, Inc.
Portfolio of Investments -- December 31, 1995
================================================================================
                                                                      Market
 Shares                                                   Cost         Value
 ------                                                   ----         -----
            COMMON STOCKS -- 92.34%

            METALS AND MINING

            AUSTRALIA -- 10.43%
 230,000    Climax Mining Ltd.+ ...............       $  199,678    $  211,902
 250,000    Emperor Mines Ltd.+ ...............          298,691       399,363
 102,000    Mount Edon Gold Mines Ltd. ........          233,853       208,412
  46,700    Newcrest Mining Limited ...........          224,692       196,391
  80,000    Ranger Minerals N.L.+ .............          235,400       169,404
 140,000    Resolute Samantha Ltd. ............          279,858       296,457
 100,000    Rhodes Mining N.L.+ ...............           15,897         8,730
  36,000    Saint Barbara Mines Ltd. ..........           39,677        22,201
                                                      ----------    ----------
                                                       1,527,746     1,512,860
                                                      ----------    ----------
            EUROPE -- 1.90%
 270,100    Glencar Explorations plc+ .........          173,765       276,064
                                                      ----------    ----------
            NORTH AMERICA -- 50.99%
  35,000    Colossal Resources
              Company+ ........................          113,288       192,308
  87,000    Dayton Mining Corporation+ ........          273,319       366,484
 150,000    East Rand Proprietary Mines
              -- Unsponsored ADR+ .............          105,000        75,000
   12,800   Euro-Nevada Mining
              Corporation .....................          328,855       466,520
  15,000    FirstMiss Gold Inc.+ ..............          292,500       333,750
   6,750    Franco-Nevada Mining
              Corporation .....................          371,603       394,368
 250,000    Geddes Resources Limited+ .........          297,794       238,095
  44,800    Goldcorp Inc. Cl. A+ ..............          232,748       529,231
  94,200    Guyanor Resources SA+ .............          142,317       234,637
  76,000    International Gold Resources
              Corporation+ ....................          236,653       200,440
  35,000    Kinross Gold Corporation+ .........          187,760       272,436
  40,000    Miramar Mining
              Corporation+ ....................          177,877       197,802
  10,000    Newmont Mining
              Corporation .....................          372,000       452,500
  51,000    North American
              Palladium Ltd.+ .................          298,995       312,375
  40,000    Pegasus Gold Inc.+ ................          523,140       556,777
  19,200    Pioneer Group, Inc. ...............          418,779       523,200
  16,300    Placer Dome Inc. ..................          313,015       393,238
  44,250    Stillwater Mining Ltd. (a)(b)+ ....          306,500       851,813
  15,000    Stillwater Mining Ltd.+ ...........          195,000       288,750
  64,000    TVXGold, Inc.+ ....................          413,574       451,282
 400,000    Venoro Gold Corp. - A+ ............          197,059        67,399
                                                      ----------    ----------
                                                       5,797,776     7,398,405
                                                      ----------    ----------
            SOUTH AFRICA -- 26.76%
 180,000    Deelkrall Gold ADR+ ...............          332,548       143,190
  27,500    Durban Roodepoort
              Deep, Ltd.+ .....................          298,500       237,589
  90,000    Grootvlei Proprietary Mines Ltd. ..          258,252       197,505
  20,000    Harmony Gold Mining
              Ltd. ADR ........................          160,925       181,048
  58,000    Kloof Gold Mining
              Company Ltd. ....................          750,382       547,375
 305,000    Lebowa Platinum Mines
              Limited+ ........................          354,700       253,051
  20,000    Leslie Gold Mines Ltd. ADR ........          180,475       101,496
  80,100    Loraine Gold Mines Ltd. ADR+ ......          362,363       230,712
 367,750    Northam Platinum Limited+ .........          452,320       272,333
  40,000    Randfontein Estates Gold
              Mining Company Ltd. ADR .........          357,500       257,856
 203,547    Randgold and Exploration
              Company Ltd.+ ...................          585,331       823,455
  20,407    Rustenberg Platinum
              Holdings Ltd. ...................          496,204       335,877
  56,700    Saint Helena Gold Mines Ltd. ......          516,131       301,219
                                                      ----------    ----------
                                                       5,105,631     3,882,706
                                                      ----------    ----------
            SOUTH AMERICA -- 2.26%
  50,826    Cia De Minas
              Buenaventura SA .................          172,946       328,810
                                                      ----------    ----------
            TOTAL
              COMMON STOCKS ...................       12,777,864    13,398,845
                                                      ----------    ----------

            PREFERRED STOCKS -- 0.66%

            SOUTH AFRICA
  11,000    Durban Roodepoort Deep,
              Ltd. Pfd. .......................           73,519        96,544
                                                      ----------    ----------
            TOTAL PREFERRED STOCKS ............           73,519        96,544
                                                      ----------    ----------

            WARRANTS & OPTIONS
            AUSTRALIA -- 0.36%
 150,000    Lone Star Exploration+ ............           35,149        52,382
                                                      ----------    ----------
            SOUTH AFRICA -- 0.28%
  11,000    Durban Roodepoort Deep,
              Ltd. Options+ ...................           16,940        36,630
  19,750    Northam Platinum Limited+ .........            2,497         3,521
                                                      ----------    ----------
                                                          19,437        40,151
                                                      ----------    ----------
            TOTAL WARRANTS
              & OPTIONS .......................           54,586        92,533
                                                      ----------    ----------


    The accompanying notes are an integral part of the financial statements.

Gabelli Gold Fund, Inc.
Portfolio of Investments -- December 31, 1995 (Continued)
================================================================================
Principal                                                              Market
 Amount                                                   Cost         Value
 ------                                                   ----         -----
            CONVERTIBLE CORPORATE BONDS -- 5.23%

            AUSTRALIA -- 2.28%
$350,000    Golden Shamrock Mine
             Limited Sub. Deb. Cv.
              7.50%, 5/3/00 ...................       $  350,000    $  330,750
                                                      ----------    ----------
            NORTH AMERICA -- 2.95%
 200,000    Atlas Corporation Sub. Deb. Cv ....
              7.00%, 10/25/00(d) ..............          200,000       200,000
 200,000    Bema Gold Corporation Sub. ........
              Deb. Cv. 7.50%, 2/28/00(a) ......          200,000       228,000
                                                      ----------    ----------
            TOTAL CONVERTIBLE
              CORPORATE BONDS .................          750,000       758,750
                                                      ----------    ----------
            U.S. GOVERNMENT
             OBLIGATIONS -- 1.38%
 200,000    U.S. Treasury Bills, 4.60%,
              Due 01/11/96(c) .................          199,741       199,741
                                                      ----------    ----------
            TOTAL U.S. GOVERNMENT
              OBLIGATIONS .....................          199,741       199,741
                                                      ----------    ----------
            TOTAL
              INVESTMENTS -- 100.25% ..........       $13,855,710   $14,546,413
                                                      ===========
            Liabilities in Excess of
              Other Assets --0.25% ............                         (36,218)
                                                                    -----------
            NET ASSETS -- 100.00% .............                     $14,510,195
            (1,272,161 shares outstanding)                          ===========

            Net Asset Value and Redemption
              Price Per Share .................                          $11.41
                                                                         ======

----------

(a) Security is fair valued pursuant to procedures established by the Board of Directors

(b) Security restricted as to resale. This investment was acquired on September 14, 1994 and represents 5.87% of net assets at December 31, 1995.

(c)  Interest rate represents annualized yield on date of purchase.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, Rule 144A securities amounted to $200,000 or 1.4% of net assets.

ADR--  American  Depositary  Receipt

 + --  Non-income  producing  security
 * For Federal income tax purposes:
      Aggregate cost                         $13,855,710
                                             ===========
      Gross unrealized appreciation          $ 2,597,828
      Gross unrealized depreciation           (1,907,125)
                                             -----------
      Net unrealized appreciation             $  690,703
                                             ===========


    The accompanying notes are an integral part of the financial statements.

                             Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities
December 31, 1995
================================================================================
Assets:
   Investments in securities, at value
    (Cost $13,855,710) .....................................       $ 14,546,413
   Dividends and interest receivable .......................             30,846
   Other assets ............................................             26,238
   Deferred organizational expenses ........................             64,843
                                                                   ------------
     Total assets ..........................................         14,668,340
                                                                   ------------
Liabilities:
   Payable to advisor ......................................             12,721
   Payable for distribution fees ...........................              6,085
   Payable for Fund shares redeemed ........................            110,706
   Due to custodian ........................................             25,738
   Other accrued expenses ..................................              2,895
                                                                   ------------
     Total liabilities .....................................            158,145
                                                                   ------------
     Net assets (applicable to 1,272,161
       shares outstanding) .................................       $ 14,510,195
                                                                   ============
     Net asset value, offering price and
       redemption price per share ..........................       $      11.41
                                                                   ============
Net Assets Consist of:
   Capital Stock, at par value .............................       $      1,272
   Additional paid-in capital ..............................         14,127,206
   Accumulated net realized loss on investments
     and foreign currency transactions .....................           (308,885)
   Net unrealized appreciation on investments
     and other assets and liabilities
     denominated in foreign currencies .....................            690,602
                                                                   ------------
     Net assets ............................................       $ 14,510,195
                                                                   ============



Statement of Operations for the
Year Ended December 31, 1995
================================================================================
Income:
   Dividends (net of foreign taxes of $27,689) ................       $ 147,849
   Interest ...................................................          48,457
                                                                      ---------
     Total income .............................................         196,306
                                                                      ---------
Expenses:
   Investment advisory fees ...................................         174,090
   Legal and audit fees .......................................          44,807
   Distribution expenses ......................................          43,519
   Transfer and shareholder servicing agent ...................          40,238
   Printing and mailing .......................................          24,007
   Amortization of organization expenses ......................          18,190
   Registration fees ..........................................          17,100
   Custodian fees and expenses ................................          14,428
   Directors' fees and expenses ...............................          12,000
   Miscellaneous ..............................................           3,450
                                                                      ---------
     Total expenses ...........................................         391,829
                                                                      ---------
   Investment loss - net ......................................        (195,523)
                                                                      ---------
Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currency Transactions:
   Net realized loss on investments and
     foreign currency transactions ............................        (299,054)
   Net change in unrealized appreciation on
     investments and other assets and liabilities
     denominated in foreign currencies ........................         703,796
                                                                      ---------
     Net gain on investments ..................................         404,742
                                                                      ---------
     Net increase in net assets resulting from
       operations .............................................       $ 209,219
                                                                      =========

Statement of Changes in Net Assets
====================================================================================================================================

                                                                                                              July 11, 1994
                                                                                                        (Commencement of Operations)
                                                                                        Year Ended              through
                                                                                     December 31, 1995      December 31, 1994
                                                                                     -----------------      -----------------
Increase (decrease) in Net Assets:
   Investment loss - net ..........................................................    $   (195,523)         $     (9,400)
   Net realized loss on investments and foreign currency transactions .............        (299,054)               (6,574)
   Net change in unrealized appreciation (depreciation) on investments
      and other assets and liabilities denominated in foreign currencies ..........         703,796               (13,193)
                                                                                       ------------          ------------
     Net increase (decrease) in net assets resulting from operations ..............         209,219               (29,167)

   Share transactions -- net ......................................................      (3,333,607)           17,563,750
                                                                                       ------------          ------------

     Net increase (decrease) in net assets ........................................      (3,124,388)           17,534,583

Net Assets:
   Beginning of period ............................................................      17,634,583               100,000
                                                                                       ------------          ------------
   End of period ..................................................................    $ 14,510,195          $ 17,634,583
                                                                                       ============          ============

    The accompanying notes are an integral part of the financial statements.

Gabelli Gold Fund, Inc.
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli Gold Fund, Inc. (the "Fund") was incorporated in Maryland on May 13, 1994. The Fund is a no-load, open-end, diversified management investment company whose objective is long-term capital appreciation. Prior to July 11, 1994 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of common stock at $10.00 per share, to Gabelli Funds, Inc., the Fund's advisor, on June 14, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked price). All other portfolio securities for which over-the counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are translated at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized and unrealized foreign exchange gains and losses which arise from changes in exchange rates involving assets and liabilities other than investments in securities were immaterial for the year ended December 31, 1995.

Forward  Foreign  Currency  Contracts.  The  Fund may  hold  currencies  to meet settlement requirements for foreign securities and may engage in currency exchange transactions to hedge against changes in exchange rates. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

At December 31, 1995 the Fund had no forward foreign currency contracts outstanding.

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income and capital gains, if any, to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes of $314,698 at December 31, 1995. This loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,761 of the loss carryforward is available through 2002; $307,937 is available through 2003. The Fund's net investment loss of $195,523 less $3,257 representing short-term capital gains attributable to foreign currency transactions was charged against additional paid-in capital as the loss cannot be carried forward for Federal income tax purposes.

2. Capital Stock Transactions. The Articles of Incorporation, dated May 13, 1994, permit the Fund to issue 1,000,000,000 shares (par value $0.001) of common stock. Transactions in shares of common stock were as follows:

                                                                                               July 11, 1994
                                                                                       (Commencement of Operations)
                                              Year ended December 31, 1995               through December 31, 1994
                                              ----------------------------               -------------------------
                                                 Shares          Amount                   Shares           Amount
                                                 ------          ------                   ------           ------
Shares sold ..............................     2,241,792       $25,680,073              2,231,306       $25,119,891
Shares redeemed ..........................    (2,563,349)      (29,013,680)              (647,588)       (7,556,141)
                                               ---------       -----------              ---------       -----------
 Share transactions - net ................      (321,557)      $(3,333,607)             1,583,718       $17,563,750
                                               =========       ===========              =========       ===========

3. Purchases and Sales of Securities. Purchases and sales of securities for the year ended December 31, 1995, other than U.S. government obligations and short-term securities, aggregated $6,285,052 and $8,042,374 respectively.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc. (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are affiliated with the Advisor. As compensation for

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state, currently believed to be 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the excess over $100 million of the Fund's average daily net assets (including taxes, interest, distribution expenses and extraordinary items). No such reimbursement was required during 1995.

5. Organization Expenses. The organization and start-up expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it owns are redeemed during the period of amortization of the Fund's organization and start-up expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of shares redeemed to the number of initial shares outstanding at the time of redemption.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder under which the Fund pays Gabelli & Company, Inc., the distributor and an affiliate of the Advisor, an annual rate of up to 0.25% of average net assets for the costs and expenses in connection with distributing the Fund's shares. For the year ended December 31, 1995, the Fund has incurred distribution costs of $43,519. The Board of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc., totalling $263,793 which are in excess of the .25% limitation continue to be carried forward for possible reimbursement by the Fund in future periods, subject to such limitation.

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                                               July 11, 1994
                                                                                    Year Ended         (Commencement of Operations)
                                                                                December 31, 1995        through December 31, 1994
                                                                                -----------------        -------------------------
Operating Performance:
Net Asset Value, Beginning of Period .....................................          $    11.07                  $    10.00
Increase from Investment Operations:
  Net investment loss ....................................................               (0.15)                       0.00
  Net realized and unrealized gain on securities .........................                0.49                        1.07(a)
                                                                                    ----------                  ----------
  Total from investment operations .......................................                0.34                        1.07
                                                                                    ----------                  ----------
Net Asset Value, End of Period ...........................................          $    11.41                  $    11.07
                                                                                    ==========                  ==========
  Total Return ...........................................................                3.07%                      10.70%
Ratios/Supplemental Data:
  Net Assets, End of Period (in thousands) ...............................          $   14,510                  $   17,634
  Ratio of Expenses to Average Net Assets ................................                2.25%                       2.04%(b)
  Ratio of Net Investment Loss to Average Net Assets .....................               (1.12)%                     (0.26)%(b)
  Portfolio Turnover Rate ................................................                  38%                         12%

-----------
(a) Includes the effect of realized gains prior to significant increases in shares outstanding.

(b) Annualized.

Gabelli Gold Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
Gabelli Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Gabelli Gold Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Gold Fund, Inc. at December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                        /s/  Ernst & Young LLP


January 24, 1996
New York, New York

                            Gabelli Family of Funds
                     Distributed by Gabelli & Company, Inc.
                    One Corporate Center, Rye, NY 10580-1435

Gabelli Asset Fund-------------------------------
Invests in a diversified portfolio of companies selling below their private market value. The
Fund's primary objective is to seek growth of capital. (No-load)
          Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Growth Fund-------------------------------
Invests in a diversified portfolio of common stocks that have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is to seek capital appreciation by employing an earnings-driven investment approach.
(No-load)
            Portfolio Manager: Howard F. Ward, CFA

Gabelli Value Fund-------------------------------
Invests in a concentrated porfolio of securities of companies which are selling below their private market value. The Fund's primary objective is long-term capital appreciation. $250 initial minimum for IRAs.
           Porfolio Manager: Mario J. Gabelli, CFA
                         Max. Sales charge: 5 1/2%

Gabelli Small Cap Growth Fund--------------------
Invests primarily in equity securities of smaller companies (companies with a total market capitalization of less than $500 million) which are believed likely to have rapid gowth in revenues and earnings. The Fund's primary objective is to seek capital appreciation.
           Porfolio Manager: Mario J. Gabelli, CFA
                          Max Sales charge: 4 1/2%

Gabelli Equity Income Fund-------------------------
Invests primarily in a portfolio of income producing equity securities. Pays quarterly dividends. The Fund's primary objective is to seek a high level of total return.
          Portfolio Manager: Mario J. Gabelli, CFA
                       Max. Sales charge: 4 1/2%

Gabelli's Westwood Funds------------------------
Three investment portfolios, designed to pursue a variety of investment objectives: Equity Fund seeks capital appreciation, Balanced Fund seeks income and growth, and Intermediate Bond Fund seeks current income. (No-load)
       Portfolio Managers: Susan Byrne & Pat Fraze

Gabelli Global Series-------------------------------

  Gabelli Global Telecommunications Fund
  Invests in telecommunications companies throughout the world. Targets undervalued companies with strong earnings per share and cash flow dynamics.
  The Fund's primary objective is to seek capital appreciation. (No-load)
              Team Manager: Mario J. Gabelli, CFA

  Gabelli Global Convertible Securities Fund
  Invests principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is to seek a high level total return through a combination of current income and capital appreciation. (No-load)
                   Portfolio Manager: Hart Woodson

  Gabelli Global Interactive Couch Potato(R) Fund
  Invests in companies involved in communications, creativity and copyright throughout the world. The
  Fund will also invest in companies participating in emerging technological advance in interactive services and products. The Fund's primary objective is to seek capital appreciation.
  (No-load)
        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Gold Fund--------------------------------
Invests in a global portfolio of equity securities of gold mining and related companies. The Fund's primary objective is to seek capital appreciation.
Investment in gold stocks is considered
speculative and is affected by a variey of worldwide economic, financial and political factors.
(No-load)
                   Portfolio Manager: Caesar Bryan

Gabelli International Growth Fund-------------------
Invests in a diversified portfolio of equity securities of companies outside of the U.S. Seeks to achieve international diversification and capital appreciation, and to serve as a complement to a domestic investment portfolio. (No-load)
                   Portfolio Manager: Caesar Bryan

The five funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

Gabelli U. S. Treasury Money Market Fund-----------
Invests exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. Features low expenses, free checkwriting, telephone exchange and redemption priveleges.
                  Portfolio Manager: Ronald Eager.

To request a prospectus, call 1-800-GABELLI (1-800-422-3554)
Or vist our internet homepage at: http://www.gabelli.com
The prospectus(es) contain more complete information, including fees and expenses, and should be read carefully prior to investing.

                             Gabelli Gold Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Investment Officer
Gabelli Funds, Inc.

E. Val Cerutti
Chief Executive Officer
Cerutti Consultants, Inc.

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

Daniel E. Zucchi
Senior Vice President
Hearst Magazines


                                    OFFICERS

Caesar Bryan
President and
Portfolio Manager

James E. McKee
Secretary

Bruce N. Alpert
Vice President and Treasurer

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------